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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 9, 2001
                                                          -------------


                                 Sportsend, Inc.
                                 ---------------
               (Exact name of registrant as specified in charter)


              Nevada               000-18081               87-0360039
         -----------------------------------------------------------------
         (State or other          (Commission           (IRS Employer
          jurisdiction of         File Number)          Identification No.)
          incorporation)


                  5590 Ulmerton Road, Clearwater, Florida 33760
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (727) 592-0730
                                                           --------------


                       Ramex Synfuels International, Inc.
                       ----------------------------------
                           (Former name of registrant)


                   2204 W. Wellesley, Spokane Washington 99205
                   -------------------------------------------
                         (Former address of registrant)



                            Total Number of Pages:   19
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Item 1.  Change in Control of Registrant.

        Pursuant to an Agreement and Plan of Reorganization, dated as of November 22, 1999 and executed on January 7, 2000, between the Registrant and SportsSports.com, Inc., a Florida corporation, which was approved by the Registrant's shareholders and became effective March 9, 2001, the Registrant experienced a change in its equity ownership that constitutes a change of control (the "Reorganization"). Pursuant to the Reorganization, the Registrant effected a reverse stock split of its existing outstanding common stock on a one for thirty basis. This reduced the outstanding shares from 28,138,765 to approximately 937,957 shares. Thereafter, the Registrant issued 9,212,043 shares of post reverse split common stock to the sole shareholder of SportsSports.com, Inc. for all of the outstanding shares of common stock of SportsSports.com, Inc. (10,000 shares), which became a wholly owned subsidiary of the Registrant. Also pursuant to the Reorganization, Terry Dunne and Eric Moe, the son of the former President of the Registrant, received 100,000 shares and 250,000 shares, respectively, of the Registrant's post-split common stock. Mr. Dunne and Eric Moe assisted the Registrant and SportsSports.com, Inc. in structuring the transaction, and Eric Moe assisted SportsSports.com, Inc. in obtaining a public relations firm for the consolidated company. Additionally, pursuant to a Consulting Agreement, dated January 7, 2000, a Washington Business Trust of which Maynard Moe, the former President of the Registrant, is the sole trustee, was paid $130,000 by SportsSports.com, Inc. Maynard Moe was required by the terms of the reorganization to utilize a portion of that amount to satisfy the Registrant's debts and liabilities (approximately $42,000). Pursuant to the Consulting Agreement, the remainder of the amount was retained by Maynard Moe as a fee for facilitating the Reorganization, disposing of assets and other items specified by SportsSports.com, Inc. to be disposed of, including patents, and insuring that the Reorganization was effected in accordance with law and the Registrant's charter and bylaws.

        The Reorganization resulted in (a) the Registrant's pre-reorganization shareholders holding approximately 10% of the shares in the business, and (b) Diane Wasserman, the wife of the new President of the Registrant, Phillip Wasserman, owning 87.7% of the Registrant. Phillip Wasserman is the beneficial owner of the shares held by Ms. Wasserman.

        Also pursuant to the Reorganization, the members of the Registrant's pre-reorganization Board of Directors resigned and were replaced with individuals who served as members of SportsSports.com, Inc.'s management. Accordingly, the current members of the Registrant's Board of Directors are Phillip Wasserman (the founder and President of SportsSports.com, Inc.), Eric Colangelo (the Chief Operating Officer of SportsSports.com, Inc.), and James Pollock (the Senior Vice President of Purchasing and Acquisition for SportsSports.com, Inc.).

Item 2.  Acquisition or Disposition of Assets.

        Also pursuant to the Registrant's Reorganization (see Item 1. above), the Registrant sold its proprietary assets (including technology licenses and patents) to its former President, Maynard Moe, for $1.00. Although the Registrant previously viewed the technology licenses and patents as valuable, the Registrant had inadequate capital to complete the research and technology necessary


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to fully develop that technology and had not been able to attract that capital.
Although it had not actively attempted to sell the technology, the pre-reorganization management of the Registrant believed that it was unable to sell the technology for more than nominal consideration at the time it was sold to Mr. Moe. Among other things, license and royalty payments to the patent owner are payable in connection with the ownership of the patent and with respect to revenues generated by use of the technology. Finally, as a condition to the Reorganization, SportsSports.com, Inc. desired that all assets relating to the oil business be transferred by the Registrant so that shareholders and potential investors in the Registrant would not be confused as to the purpose of the entity resulting from the Reorganization (the retail sale of sports collectibles and memorabilia, clothing, sports merchandise, and sporting equipment through its wholly owned subsidiary, SportsSports.com, Inc., a Florida corporation). For the foregoing reasons, the pre-reorganization Board of Directors unanimously approved the transfer of the technology to Mr. Moe for nominal consideration. No independent appraisal of the value of the technology was obtained by the Board in making this determination.

        As a result of the Reorganization, the Registrant acquired SportsSports.com, Inc. a Florida corporation incorporated on September 14, 1999. The corporate headquarters of SportsSports.com, Inc. are located in Clearwater, Florida. SportsSports.com, Inc. is engaged in the retail sale of sports collectibles and memorabilia, clothing, sports merchandise, and sporting equipment. Additionally, assuming adequate capital is raised following the Reorganization, SportsSports.com, Inc. plans to offer outdoor and recreational items, sports related toys, sports vacation packages, and to expand into the health and fitness markets through the addition of exercise equipment, fitness videos and nutritional and dietary supplements to its product line.

Item 3.  Bankruptcy or Receivership.

         N/A

Item 4.  Changes in Registrant's Certifying Accountants.

         N/A

Item 5.  Other Events.

        At a special meeting of the shareholders of the Registrant held on March 9, 2001, the shareholders voted to change the name of the Registrant from Ramex Synfuels International, Inc. to Sportsend, Inc. On March 13, 2001, a Certificate of Amendment to the Articles of Incorporation of the Registrant was filed with the State of Nevada effecting the name change.

Item 6.  Resignations of Registrant's Directors.

         N/A

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        a.  Financial Statements of Businesses Acquired.

               SportsSports.com, Inc. audited financial statements for the period September 14, 1999 (date of inception) to January 31, 2000, previously filed on February 12, 2001 in the definitive proxy statement of Sportsend, Inc. (f/k/a Ramex Synfuels International, Inc.).

               SportsSports.com, Inc. unaudited financial statements for the nine month period ended October 31, 2000, previously filed on February 12, 2001 in the definitive proxy statement of Sportsend, Inc. (f/k/a Ramex Synfuels International, Inc.).

         b.  Pro Forma Financial Information.

               N/A

         c.  Exhibits.

               (2) Agreement and Plan of Reorganization, dated as of November 22, 1999 and executed on January 7, 2000, between Sportsend (then known as Ramex Synfuels International, Inc.) and
               SportsSports.com, Inc., a Florida corporation.

Item 8.  Change in Fiscal Year.

         N/A

Item 9.  Regulation FD Disclosure.

         N/A

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPORTSEND, INC.


Dated: March 19, 2001                  By: /s/ Phillip R. Wasserman
                                           ------------------------------------
                                        Name: Phillip Wasserman
                                        Title: President





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                                  EXHIBIT INDEX

                                                                             Page
Exhibit        Description                                                   Found On
-------        -----------                                                   --------
2.1            (2) Agreement and Plan of Reorganization, dated as                6
               of November 22, 1999 and executed on January 7, 2000,
               between Sportsend (then known as Ramex Synfuels
               International, Inc.) and SportsSports.com, Inc., a
               Florida corporation.






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